Other Income (Expenses), Net (Tables)	12 Months Ended
Dec. 31, 2017
Other Income (Expenses), Net [Abstract]
Interest and Other Income [Table Text Block]
Other income (expenses), net consisted of the following:

For the	Year ended December 31
millions of Canadian dollars	2017	2016
Gain on sale of APUC common shares (note 6)	$-	$160
Gain on conversion of APUC subscription receipts and dividend equivalents to common shares of APUC (note 6)	-	63
Gain on BLPC Self-Insurance Fund ("SIF") regulatory liability (1)	-	53
Foreign exchange (losses) gains and mark-to-market adjustments related to the TECO Energy acquisition (2)	-	(135)
Other	2	33
	$2	$174
(1) In June 2016, BLPC secured support from the Government of Barbados and the Trustees of the SIF to reduce the contingency funding in the SIF to $22 million USD. As a result, Emera reduced the SIF regulatory liability to $30 million ($22 million USD) and recorded a pre-tax gain of $53 million (after-tax gain of $43 million).
(2) Mark-to-market adjustments included in Emera’s other income related to the effect of TECO Energy convertible debenture related USD-denominated currency and forward contracts. These contracts were put in place to economically hedge the anticipated proceeds from the 2015 sale of $2.185 billion 4 per cent convertible unsecured subordinated debentures represented by instalment receipts (“the Debenture Offering” or “Debentures” or “Convertible Debentures”) for the TECO Energy acquisition.